UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2017
PTC THERAPEUTICS, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Court
South Plainfield, NJ	07080
(Address of Principal Executive Offices)	(Zip Code)
Company’s telephone number, including area code: (908) 222-7000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.     Results of Operations and Financial Condition.

On August 8, 2017, PTC Therapeutics, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2017. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2017, the Company and Mark Rothera, the Company’s Chief Commercial Officer, mutually agreed that effective as of August 9, 2017, Mr. Rothera would step down from his role of Chief Commercial Officer. In accordance with Mr. Rothera’s employment agreement, in connection with his departure as Chief Commercial Officer, Mr. Rothera will receive (i) an amount equal to one year of Base Salary (as defined in Mr. Rothera’s employment agreement) of $451,296 and (ii) payments representing the net value of contributions to the Company’s health premiums for one year for which the Company would be obligated to pay had Mr. Rothera not stepped down. As a condition to payment of such amounts, Mr. Rothera executed a release of claims against the Company and its affiliates substantially in the form attached to his employment agreement.

In addition, the Company and Mr. Rothera entered into a consulting agreement (the “Consulting Agreement”) effective as of August 10, 2017, with a term continuing through September 30, 2018. Pursuant to the Consulting Agreement, Mr. Rothera will receive a monthly consulting fee of $9,500, prorated for the first month. Certain of Mr. Rothera’s restricted stock awards and stock options will continue to vest and be eligible to be exercised in accordance with Schedule A of the Consulting Agreement. The foregoing description of the Consulting Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference, is qualified in its entirety by reference to its terms.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: August 8, 2017	By:	/s/ Christine Utter
	Name:	Christine Utter
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consulting Services Agreement between the Registrant and Mark A. Rothera
99.1	Press Release, dated August 8, 2017